SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported):  August 28, 2003
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                       MILLSTREAM ACQUISITION CORPORATION
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               (Exact Name of Registrant as Specified in Charter)

          Delaware                  333-105388              06-1688360
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(State or Other Jurisdiction        (Commission            (IRS Employer
      of Incorporation)            File Number)         Identification No.)




435 Devon Park Drive, Building 400, Wayne, Pennsylvania                19087
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       (Address of Principal Executive Offices)                     (Zip Code)




Registrant's telephone number, including area code:  (610) 293-2511
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                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events

     On August 28, 2003 the initial public offering ("IPO") of 4,025,000 Units ("Units") of Millstream Acquisition Corporation (the "Company"), including 525,000 Units issued upon exercise of the underwriters' over-allotment option, was consummated. Each Unit consists of one share of Common Stock, $.0001 par value per share ("Common Stock"), and two Warrants ("Warrants"), each to purchase one share of Common Stock. The Units were sold at an offering price of $6.00 per Unit, generating gross proceeds of $24,150,000. Audited financial statements as of August 28, 2003 reflecting receipt of the proceeds upon consummation of the IPO have been issued by the Company and are included as
Exhibit 99.1 to this Current Report on Form 8-K.

     The Company has been informed by EarlyBirdCapital, Inc., the managing underwriter in the IPO, that, if this Current Report on Form 8-K is filed on August 28, 2003, then separate trading of the Common Stock and Warrants underlying the Company's Units may commence on September 2, 2003. A copy of the press release announcing separate trading of the Common Stock and Units is included as Exhibit 99.2 to this Current Report on Form 8-K.

Item 7.  Financial Statement and Exhibits

         (c) Exhibits:

                  Exhibit 99.1              Audited Financial Statements

                  Exhibit 99.2              Press release dated August 28, 2003

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:   August 28, 2003                     MILLSTREAM ACQUISITION CORPORATION



                                         By: /s/ Arthur Spector
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                                             Arthur Spector
                                             Chairman, President and
                                             Chief Executive Officer